WT MUTUAL FUND
Wilmington Small-Cap Core Fund
(the “Small-Cap Core Fund”)

Supplement Dated March 10, 2008 to the
Institutional and A Shares Prospectuses Dated November 1, 2007
The information in this Supplement contains new and additional information beyond that in the Institutional and A Shares Prospectuses of the Wilmington Small-Cap Core Fund (the “Small-Cap Core Fund”) dated November 1, 2007, and should be read in conjunction with those Prospectuses.
On February 28, 2008, upon the recommendation of Rodney Square Management Corporation (“RSMC”), the Board of Trustees of WT Mutual Fund approved the termination of Cramer Rosenthal McGlynn, LLC (“CRM”) and Roxbury Capital Management, LLC (“Roxbury”) as sub-advisers to the Small-Cap Core Fund as well as the respective sub-advisory agreements with CRM and Roxbury. It is anticipated that the terminations will be effective within the next 60 days. RSMC and Wilmington Trust Investment Management, LLC, as investment adviser and sub-adviser, respectively, will continue to manage the assets of the Small-Cap Core Fund.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE